ARMOUR RESIDENTIAL REIT, Inc. Company Update 03/14/2018 ARMOUR seeks to create shareholder value through thoughtful investment and risk management that produces current yield and superior risk adjusted returns over the long term.  Our focus on residential real estate finance supports home ownership for a broad and diverse spectrum of Americans by bringing private capital into the mortgage markets.

2 • Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Forward- looking statements include but are not limited to statements regarding the projections for ARMOUR’s business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date hereof. • This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities or financial instruments. The statements, information and estimates contained herein are based on information that the company believes to be reliable as of today's date unless otherwise indicated, but cannot be represented that such statements, information or estimates are complete or accurate. • Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Estimated yields do not reflect any of the costs of operation of ARMOUR. • THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED. PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures

3 (1) Leverage does not include TBA dollar rolls or forward settling transactions. Market Date 12/31/17 1/31/18 2/28/18 Common Stock Price $25.72 $23.41 $21.42 Estimated Book Value $26.62 $25.84 $24.83 Common Shares Outstanding 41,877,404 41,877,404 41,877,404 Preferred A Shares Outstanding 2,180,572 2,180,572 2,180,572 Preferred B Shares Outstanding 6,262,395 6,369,269 6,369,269 Asset Balance Sheet Duration 3.51 3.89 4.10 Hedge Balance Sheet Duration (2.71) (3.05) (3.50) Net Balance Sheet Duration 0.80 0.84 0.60 Leverage(1) 5.7 5.8 5.8 Rates DV01 $813,000 $888,000 $574,000 Spread DV01 $5,346,000 $5,633,000 $5,168,000 FNCL 3.5 Price 102.75 101.06 99.86 FNCI 3.0 Price 101.91 100.52 99.61 10 Year Treasury Yield 2.41% 2.71% 2.86% 5 Year OIS Swap Rate 1.96% 2.28% 2.38% 10 Year OIS Swap Rate 2.07% 2.38% 2.49% ARMOUR Key Metrics Asset Yield Cost of Funds NIM NIM Breakdown 3.5 3.0 2.5 2.0 1.5 1.0 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 4Q 17 ARMOUR invests in and manages a leveraged portfolio of mortgage-related assets and U.S. government securities.

4 Capitalization Common Stock Dividend Policy Shareholder Alignment Transparency and Governance ARMOUR REIT Manager • Total capitalization of $1,253.6 million composed of: ◦ Estimated book value of common stock of $1,039.8 million. ◦ Preferred stock par value of $213.7 million. • ARMOUR pays common stock dividends monthly. • Dividends are typically announced on a monthly basis. • Since inception, ARR has paid out $1.3 billion in dividends through February 2018. (1) • $250 million in share repurchases between May 2013 and December 2015. • $123 million additional "return of capital" to shareholders between 2013 and 2015. • Senior management made open market purchases of $2.4 million of stock in 2016/17/18. • Updated portfolio and liability details can be found at www.armourreit.com. • Agency premium amortization is expensed monthly as it occurs.(2) • Hedge positions are marked-to-market daily (GAAP/Tax differences). • Non-Executive Board Chairman and separate Lead Independent Director. • ARMOUR REIT is externally managed by ARMOUR Capital Management LP. ARMOUR Overview 1 (1) Includes both common and preferred stock dividends. (2) Due to the prepayment lockout feature of our Agency multifamily securities, premium is amortized using a level yield methodology. Information as of 2/28/18 2 3 4 5

5 Equity Allocation Duration Hedging Liquidity Leverage • ARMOUR invests in mortgage-related assets and U.S. government securities. Allocation of equity in repo is: ◦ 60.7% in Agency securities. ◦ 39.1% in Credit Risk and Non-Agency securities. ◦ 0.1% in US Treasuries. • 0.60 net balance sheet duration. ◦ 4.10 gross asset duration. ◦ (3.50) hedge duration. • $6.8 billion in interest rate swaps. ◦ 82.1% of Agency fixed rate and TBA assets hedged. ◦ 106.1% of Agency fixed rate asset repurchase agreements hedged. • $653.3 million in total liquidity. ◦ $300.9 million in cash. ◦ $352.4 million in unlevered securities. • 5.8x estimated shareholder's equity.(1) ◦ 7.2 billion in net REPO borrowings. ARMOUR Balance Sheet Metrics (1) Leverage does not include TBA dollar rolls or forward settling transactions. Information as of 2/28/18 1 2 3 4 5

6 Information as of 02/28/2018. Portfolio value is based on independent third-party pricing. Information includes estimates of the effect of forward settling trades. Some totals may not foot due to rounding. ARMOUR Portfolio & Hedge Positioning Securities % of Portfolio Current Value (millions) Weighted Average Book Price Weighted Average Market Price Weighted Average Net/Gross Coupon Estimated Effective Duration ARMs & Hybrids 0.7% $62.5 104.8% 103.5% 3.07/3.68 1.14 Agency Multifamily Ballooning in 120 Months or Less 18.7% $1,762.5 101.9% 100.0% 3.15/4.36 5.97 Fixed Rates Maturing Between 0 and 180 Months 15.0% $1,410.6 105.1% 102.9% 3.81/4.28 3.88 Fixed Rates Maturing Between 181 and 240 Months 0.3% $27.3 108.9% 104.9% 4.42/5.02 4.25 Fixed Rates Maturing Between 241 and 360 Months 33.5% $3,157.1 105.0% 102.0% 3.85/4.35 5.34 Agency Interest-Only 0.3% $25.9 18.4% 20.2% 4.85/5.37 -2.24 US Treasuries 1.0% $98.7 99.5% 98.7% 2.38/2.38 4.60 Agency & US Treasury Portfolio 69.4% $6,544.6 103.8% 101.3% 3.63/4.31 5.11 15Y TBA 8.1% $761.3 101.9% 101.5% N/A 4.10 30Y TBA 12.2% $1,149.8 104.9% 104.5% N/A 3.54 TBA Portfolio 20.3% $1,911.1 103.7% 103.3% N/A 3.76 Legacy Non-Agency Assets 0.9% $85.0 76.0% 85.6% 5.45/4.68 3.64 New Issue Prime Fixed 0.2% $18.2 94.5% 96.9% 3.69/3.97 5.41 Credit Risk Transfer 9.2% $871.2 98.6% 114.7% 6.12/4.06 -2.01 Non-Agency Portfolio 10.3% $974.4 96.6% 111.8% 6.02/4.11 -1.38 Total Portfolio 100.0% $9,430.1 102.1% 101.7% 3.97/4.35 4.17 Interest Rate Swaps Remaining Term (Months) 0-12 13-24 25-36 37-48 49-60 61-72 73-84 85-96 97-108 109-120 Total Weighted Average Remaining Term (Months) 3 21 33 — 60 67 80 — 105 119 67 Notional Amount (millions) $50 $550 $1,675 $0 $775 $1,050 $825 $0 $1,250 $625 $6,800 Weighted Average Rate 0.92 1.21 1.83 — 2.10 1.84 2.07 — 1.95 2.33 1.90

7 (1) Affiliated with ARMOUR. Information as of 02/28/2018. Some totals may not foot due to rounding. Repo Counter-Party Principal Borrowed (millions) Percentage of Repo Positions with ARMOUR Weighted Average Original Term in Days Weighted Average Remaining Term in Days Longest Remaining Term in Days 1 BUCKLER Securities LLC(1) $3,381.9 46.8% 62 12 29 2 ABN AMRO Bank N.V. $372.2 5.2% 49 12 16 3 FHLB - Cincinnati $310.8 4.3% 1 1 1 4 RBC Capital Markets $305.1 4.2% 90 14 16 5 ING Financial Markets LLC $296.9 4.1% 28 2 2 6 Natixis Financial Products LLC $277.0 3.8% 85 14 15 7 The Bank of Nova Scotia $266.5 3.7% 30 26 33 8 Mitsubishi UFJ Securities (USA), Inc. $256.7 3.6% 30 23 23 9 Wells Fargo Securities $246.7 3.4% 30 14 14 10 Merrill Lynch, Pierce, Fenner & Smith Inc. $198.3 2.7% 74 10 20 11 Citigroup Global Markets Inc. $165.2 2.3% 31 25 33 12 Royal Bank of Canada $111.2 1.5% 28 15 28 13 J.P. Morgan Securities LLC $98.7 1.4% 28 17 23 14 Barclays Capital Inc. $97.2 1.3% 28 13 22 15 Mirae Asset Securities (USA) Inc. $85.5 1.2% 90 13 13 16 KGS-Alpha Capital Markets, L.P. $76.3 1.1% 28 16 16 17 Daiwa Securities America Inc. $76.0 1.1% 22 13 14 18 Societe Generale $74.4 1.0% 28 13 22 19 Wells Fargo Bank, N.A. $73.2 1.0% 30 17 22 20 E D & F Man Capital Markets Inc. $72.2 1.0% 90 14 14 21 BNP Paribas Securities Corp. $53.7 0.7% 30 20 23 22 Citibank, N.A. $51.2 0.7% 30 28 28 23 ICBC Financial Services LLC $47.5 0.7% 30 28 28 24 MUF Securities EMEA $45.0 0.6% 28 14 22 25 Nomura Securities International, Inc. $44.9 0.6% 30 14 14 26 Morgan Stanley & Co. LLC $43.3 0.6% 31 19 23 27 UBS Securities LLC $42.4 0.6% 28 15 20 28 The Bank of New York Mellon $40.7 0.6% 28 8 8 29 South Street Securities LLC $11.5 0.2% 28 26 26 Total or Weighted Average Repo Positions $7,222.2 100.0% 51 13 Weighted Average Repo Rate 1.71% Weighted Average Haircut 6.06% ARMOUR Repo Composition

8 Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs. CPR is reported on the 4th business day of the month for the previous month's prepayment activity. ARMOUR Portfolio Constant Prepayment Rates ("CPR") Trailing Twelve Month Portfolio CPR 15 10 5 0 Fe bru ary 20 17 Ma rch 20 17 Ap ril 20 17 Ma y 2 01 7 Jun e 2 01 7 Jul y 2 01 7 Au gu st 20 17 Se pte mb er 20 17 Oc tob er 20 17 No ve mb er 20 17 De ce mb er 20 17 Jan ua ry 20 18 Fe bru ary 20 18 March 2018 Agency Asset CPR 0 5 10 15 20 25 CPR ARMs & Hybrids 10 & 15 Year Pass-Throughs 20 Year Pass-Throughs 25 & 30 Year Pass-Throughs Agency Multifamily Agency IO Portfolio Average 12.2 9.1 23.7 8.4 0.0 12.1 6.6 17-Feb 17-Mar 17-Apr 17-May 17-Jun 17-Jul 17-Aug 17-Sep 17-Oct 17-Nov 17-Dec 18-Jan 18-Feb CPR 7.3 6.1 7.8 5.8 7.4 7.5 6.8 7.0 6.2 8.6 6.2 7.0 6.6

ARMOUR Residential REIT, Inc. 3001 Ocean Drive Suite 201 Vero Beach, FL 32963 armourreit.com 772-617-4340